SCHEDULE 14A
                               (RULE 14A-101)

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
ACT OF 1934
                              (AMENDMENT NO. )

Filed by the Registrant (X)

Filed by a Party other than the Registrant (   )

Check the appropriate box:

(_)   Preliminary Proxy Statement
      (_) Confidential, For Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
( ) Definitive Proxy Statement
(X) Definitive Additional Materials
(_) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BIRMINGHAM STEEL CORPORATION
         ---------------------------------------------------------
              (Name of Registrant as specified in its charter)

                        ----------------------------
   (Name of person(s) filing proxy statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)   No fee required.

(_)   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)   Proposed maximum aggregate value of transactions:
      (5)   Total fee paid.

-----
(_)   Fee paid previously with preliminary materials.
(_) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:


            NOVEMBER 22, 1999




            MATERIALS PREPARED FOR DISCUSSION
            BIRMINGHAM STEEL CORPORATION



ORIGINS OF CURRENT SBQ CHALLENGES

-------------------------------------------------------------------------------------------------------------

        TIMING                      PRIOR ASSESSMENTS                              REACTIONS
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

1993                   AS&W ongoing losses and negative cash flow  Market assessment and business analysis
                       acquired by Todd.                           was never completed
-------------------------------------------------------------------------------------------------------------

1993                   SBQ industry rationalization temporarily    Market prices have fallen to $400/ton
                       improved prices.  Market prices @ $500/ton  since then.
                       and assumed to be going higher.
-------------------------------------------------------------------------------------------------------------

1995                   $126 million new coil bar mill completed    Coil product constitutes only 12% of
                       first when new cut-to-length capability     market.
                       (for 87% of market) was necessary.
-------------------------------------------------------------------------------------------------------------

1995                   Todd signed letter of intent to guarantee   Commitment creates a $30-$50 per ton
                       purchase of 600,000 tons of D.R.I./yr.      cost disadvantage during the last three
                                                                   years.
-------------------------------------------------------------------------------------------------------------

1995                   Commitment of construct Memphis w/o direct  Decision creates a $40/ton cost
                       billet casting capability and again         disadvantage to direct billet casting.
                       without a market study.                     Used caster is not capable of meeting
                                                                   requirements.
-------------------------------------------------------------------------------------------------------------

1993-1996              Inadequate consideration given to supply    Supply side cost penalties embedded in
                       side cost structure (ore, D.R.I., blooms -  current cost structure.
                       logistics - mill rolling)
-------------------------------------------------------------------------------------------------------------

SBQ DIVISION SUMMARY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                 DECEMBER   JANUARY  FEBRUARY    MARCH     APRIL       MAY       JUNE     7 MONTHS
--------------------------------------------------------------------------------------------------------------------
SCENARIO 1 (FULL PRODUCTION)

Special Bar Quality Division
  EBITDA                          ($2,799)  ($2,863)  ($2,680)  ($2,399)   ($2,253)   ($2,421)  ($2,566)  ($17,981)
  Working capital                  (1,294)   (1,471)   (8,375)   (6,797)      (200)      (396)       682   (17,852)
  Capital expenditures             (1,500)   (2,000)   (1,500)         0          0          0         0    (5,000)
                                  --------   -------   -------   -------   --------   --------  --------  ----------
  Cash flow available for debt     (5,593)   (6,335)  (12,554)   (9,197)    (2,453)    (2,817)   (1,884)   (40,833)
  repayment

Birmingham Steel (includes SBQ)
  Credit facility                 $270,000  $300,000  $300,000  $300,000   $300,000   $300,000  $300,000
  Estimated borrowing              259,672   268,168   289,717   310,833    313,175    315,792   321,386
                                  --------   -------   -------   -------   --------   --------  --------
  Excess availability              $10,328   $31,832   $10,283 ($10,833)  ($13,175)  ($15,792) ($21,386)

SCENARIO 2 (PRODUCTION SCALE-BACK)
--------------------------------------------------------------------------------------------------------------------

Special Bar Quality Division
  EBITDA                          ($2,858)  ($3,780)  ($3,780)  ($3,780)   ($3,780)   ($3,780)  ($3,780)  ($25,537)
  Working capital                    8,798     4,642   (1,289)       180        873          0         0     13,205
  Capital expenditures             (1,500)   (2,000)   (1,500)         0          0          0         0    (5,000)
                                  --------   -------   -------   -------   --------   --------  --------  ----------
  Cash flow available for debt       4,440   (1,137)   (6,569)   (3,599)    (2,906)    (3,780)   (3,780)   (17,331)
repayment

Birmingham Steel (includes SBQ)
  Credit facility                 $270,000  $300,000  $300,000  $300,000   $300,000   $300,000  $300,000
  Estimated borrowing              233,846   237,145   252,708   268,226    271,021    274,601   282,090
                                  --------   -------   -------   -------   --------   --------  --------
  Excess availability              $36,154   $62,855   $47,292   $31,774    $28,979    $25,399   $17,910

--------------------------------------------------------------------------------------------------------------------



VALUATION PARAMETERS POINT TO A HIGHER STOCK PRICE
----------------------------------------------------------------------------------------------------------

              BIRMINGHAM'S PEER GROUP(1) IS VALUED AT AN AVERAGE OF 5.7X 2000E EBITDA AND 10.5X 2000E P/E.
              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
              --------------------------------------------------------------------------------------------
                                                                              MULTIPLES
                                                                 -----------------------------------------
                                                                   5.0x          6.0x         7.0x
              --------------------------------------------------------------------------------------------

              Number of Shares                        29.7
              2000E(2) EBITDA                       $127.0

              Adjusted Market Value                               $635.0        $762.0        $889.0
              Less Debt                                            509.1         509.1         509.1
                                                                   -----         -----         -----
              Market Value                                         125.9         252.9         379.9

              Market Value Per Share                               $4.23         $8.51        $12.78

              WITH CARTERSVILLE AT FULL
              PRODUCTION
              2000E(2) EBITDA                       $167.0

              Adjusted Market Value                               $835.0      $1,002.0      $1,169.0
              Less Debt                                            509.1         509.1         509.1
                                                                   -----         -----         -----
              Market Value                                         325.9         492.9         659.9

              Market Price Per Share                              $10.96        $16.58        $22.19
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                                                                              MULTIPLES
                                                                 ---------------------------------------
                                                                  10.0x         11.0x         12.0x
              ------------------------------------------------------------------------------------------

              2000E(2) EPS                                          $1.06         $1.06         $1.06
              Market Value Per Share                               $10.60        $11.66        $12.72

              WITH CARTERSVILLE AT FULL
              PRODUCTION
              2000E(2) EPS                                          $1.56         $1.56         $1.56
              Market Value Per Share                               $15.60        $17.16        $18.72
              ------------------------------------------------------------------------------------------

(1)  Peer group includes Nucor, Steel Dynamics, Timken, Co-Steel, and Quanex.
(2) For comparison purposes, CSFB equity research projections have been calendarized.




ISSUES RAISED WITH SHUTDOWN / RESTART STRATEGY
-------------------------------------------------------------------------------
    o Reversal of accounting adjustments for discontinued operations will impair earnings

         o   Additional write-downs on the assets

         o   Cost of carry on mothballed assets

         o   Memphis lease expense

    o Assets need to be operational to attract premium valuation even in a strong market

    o    Restarting the SBQ operation is a costly and time consuming exercise

         o   Need to rehire people

         o   Working investment to support operation

         o   18 - 24 months to qualify


MARKET DEMAND VS. SBQ ASSETS
-------------------------------------------------------------------------------------------------------------------
             ------------------------------------------------------------------------------------------------------
                            MARKET REQUIREMENTS                             EQUIPMENT CONFIGURATION /
                          SBQ AND ALLOY BAR MARKET                                SUPPLY CHAIN
             ------------------------------------------------------------------------------------------------------
                TOTAL MARKET (MILLION TONS)                       CAPACITY @ CLEVELAND
                1.0 Coil                                          900K Tons - Coil Product
                6.9 Cut-to-Length                                     0 Tons - Cut-to-Length
                ---
                7.9 Tons
             ------------------------------------------------------------------------------------------------------
                 ANNUAL MARKET REQUIREMENTS                       EQUIPMENT PURCHASED
                 FOR MEMPHIS                                      FOR MEMPHIS
                 350K - Bloom Cast                                1,000K Bloom Cast
                 650K - Billet Cast                               0
                 ------                                           ------
                 1,000K                                           1,000K

                                                                  Cost Disadvantage - $35 / Ton
             ------------------------------------------------------------------------------------------------------
                DIRECT REDUCED IRON                               DIRECT REDUCED IRON
                Annual Market - 300K Tons                         10 Year Commitment - $40 / Ton
             ------------------------------------------------------------------------------------------------------
                ACTUAL 1999 AVERAGE SELLING PRICE / TON           ACTUAL 1999 AVERAGE COST OF SALES / TON
                ---------------------------------------           ---------------------------------------
                                  $417                                               $451
                                                                  Loss Per Ton                  $(34.0)
                                                                  X 648,770 Tons                 (22.0) Million
                                                                                                 ------

                                                                  = Start-up Costs               (37.8) Million
                                                                  Total 1999 Loss                (59.7) Million
                                                                                                 ------
                                                                  Loss @ G.P. Level        $(92.0) / Ton
             ------------------------------------------------------------------------------------------------------


ANALYSIS BETWEEN CORE AND SBQ OPERATIONS
---------------------------------------------------------------------------------------------------------------

INCOME STATEMENTS (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED JUNE 30                        LATEST ESTIMATE
                                -------------------------------------------------------------------------------
                                    1997                 1998                1999                 2000
---------------------------------------------------------------------------------------------------------------
CORE (1)
Tons                                2,299                2,517               2,394                2,386
                                 --------             --------            --------             --------
Net sales                        $667,716             $836,875            $709,876             $708,197
Cost of sales                     588,423              727,300             608,915              602,963
                                 --------             --------            --------             --------
Gross Profit                      79,293               109,575             100,961              105,234
                                 --------             --------            --------             --------
EBITDA (2)                         85,591              117,751             119,990              126,543
Income before taxes                32,650               42,905              18,098               14,752

SBQ
Tons                                  662                  662                 649                  814
                                 --------             --------            --------             --------
Net sales                        $311,233             $299,144            $270,398             $332,241
Cost of sales                     304,331              291,319             298,618              348,242
                                 --------             --------            --------             --------
Gross Profit                      6,902                7,825               (28,220)             (16,001)
                                 --------             --------            --------             --------
EBITDA (2)                         17,386               21,880             (53,480)             (40,258)
Income before taxes                (7,912)             (40,112)            (85,261)             (65,808)

CONSOLIDATED
Tons                                2,961                3,328               3,043                3,200
                                 --------             --------            --------             --------
Net sales                        $978,949           $1,136,019            $980,274           $1,040,438
Cost of sales                     892,754            1,018,619             907,533              951,205
                                 --------             --------            --------             --------
Gross Profit                       86,195              117,400              72,741               89,233
                                 --------             --------            --------             --------
EBITDA (2)                        102,977              139,631              66,510               86,285
Income before taxes                24,738                2,793             (67,163)             (51,056)

MARKET MEASUREMENTS
(AVERAGE)
Selling Price/Ton: Core            $290.4               $332.5              $296.5               $296.8
SBQ                                 470.1                451.9               416.6                408.2

Cost of Sales: Core                 255.9                289.0               254.4                252.7
SBQ                                 459.7                440.1               460.1                427.8
---------------------------------------------------------------------------------------------------------------
(1)   Core operations include Kankakee, Joliet, Seattle, Jackson and Cartersville.
(2)   EBITDA does not include pre-operating/start-up costs.

ANALYSIS BETWEEN CORE AND SBQ OPERATIONS
---------------------------------------------------------------------------------------------------------------
                                                              Year ended June 30
                                     ----------------------------------------------------------------------
                                            1997                      1998                     1999
---------------------------------------------------------------------------------------------------------------
CORE
Income from operations                   $19,787                   $27,945                    $3,284
Depreciation & other                      36,942                    54,101                    71,907
Changes in working capital               (58,913)                    4,333                    46,781
Cash from continuing operations           (2,184)                   86,379                   121,971
Cash used in investing activities        (79,937)                  (59,038)                  (48,823)
Cash from operations and investing       (82,121)                  (27,341)                  (73,148)
                                        ---------                 ---------                 ---------
Cumulative Cash Flow                    ($82,121)                 ($54,781)                  $18,367
                                        ---------                 ---------                 ---------
SBQ
Income from operations                   ($5,370)                 ($26,316)                ($227,520)
Depreciation & other                      13,251                    10,188                   188,317
Changes in working capital                22,911                   (21,622)                   42,125
Cash from continuing operations           30,792                   (37,750)                    2,923
Cash used in investing activities       (180,767)                  (18,700)                  (20,239)
Cash from operations and investing      (149,975)                  (56,450)                  (17,316)
                                        ---------                 ---------                 ---------
Cumulative Cash Flow                   ($149,975)                ($206,425)                ($223,741)
                                        ---------                 ---------                 ---------

CONSOLIDATED
Income from operations                   $14,417                    $1,629                 ($224,236)
Depreciation & other                      50,193                    64,289                   260,224
Changes in working capital               (36,002)                  (17,289)                   88,906
Cash from continuing operations           28,607                    48,629                   124,894
Cash used in investing activities        (79,937)                  (59,038)                  (48,823)
Cash from operations and investing       (51,330)                  (10,409)                  (76,071)
                                        ---------                 ---------                 ---------
Cumulative Cash Flow                    ($51,330)                 ($61,739)                  $14,332
                                        ---------                 ---------                 ---------
---------------------------------------------------------------------------------------------------------------


FY 2000 CONSIDERATIONS
-----------------------------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------------------------

   BANK MODEL* E.P.S. $ 0.57 (ESTIMATE)                                    NORMALIZED E.P.S. - (CORE-ONGOING OPERATIONS) $ 0.57
                        ----
  ---------------------------------------------------------------------------------------------------------------------------------
  ADJUSTMENTS                                                              Plus: Proxy Costs (One-Time)              $   4. Million
                                                                           Bank Financing Costs (One-Time)               2.
  1.    Proxy Costs - $4 Million - INCLUDED *                              Start-up Costs (One-Time)                    14.
                                                                                                                     -----
                                                                                                                     $  20. Million
  2.    10/99 - Additional (one-time) Bank Financing Costs - $2 Million
                                                                           Less: 12 Months vs. 9 Months Higher Interest  3. Million
  3.    1999 - 5th Amendment Higher Interest Costs - $4 Million
                                                                                   Net:      $17. Million                $ 0.34
                                                                                   ----------------------
  4.    $14 Million Start-up Costs - Cartersville - INCLUDED*
                                                                                       Subtotal                          $ 0.91

            Subtotal E.P.S. Adjustments          $ 0.12                                Cartersville (normal 12  months)    0.45

            Estimated FY 2000- E.P.S.            $ 0.45                                Normalized E.P.S. Potential    $1.36 - $1.40
                                                                                                                       ====    ====
                                                                                       Earnings Multiple                     ?
  ---------------------------------------------------------------------------------------------------------------------------------


MARKET ACCESS / BAR MILL EXPANSION EVOLUTION
------------------------------------------------------------------------------
                                  3"
  -----------------------------------                      -------------------
      COIL & CUT TO LENGTH                                  Best Solution per
  -----------------------------------                        Market Demand
            NEEDED                                         -------------------





            3/8"                   1 9/16"
  -------------------------------------------
                                                   ----------------------------
                                                     $126 Million - 1995/1996
  -------------------------------------------      ----------------------------
                     BAR MILL



   7/32"              1/2"
-----------------------------
                                                   ----------------------------
                                                    Acquired with AS&W - 1993
------------------------------                     ----------------------------
         ROD MILL



                          -------------------------------------------------
                                          Cut-to-Length Mill
                          -------------------------------------------------

                            18 months - to build      Investment Required
                            12 months - start up       -------------------
                           ---
                           2.5 years                      $75 Million

                          -------------------------------------------------